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                                                                  EXHIBIT 23(C)

                          Independent Auditors' Consent

The Board of Directors
Weyerhaeuser Company:

We consent to the use of our reports incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG LLP


Seattle, Washington
July 31, 2003